UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2009
SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2400 East Ganson Street
Jackson, Michigan	49202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (517) 787-8600
N/A

(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
     On April 1, 2009, as part of its overall turnaround plan and in response to current market conditions, management of Sparton Corporation, an Ohio corporation (“Sparton” or the “Company”) committed to and executed a plan to reduce its workforce by approximately 2% of its total workforce of about 970 employees. Employees at Sparton’s Jackson, Michigan, Brooksville, Florida, DeLeon Springs, Florida and London, Ontario facilities were affected. Neither the Ho Chi Minh City, Vietnam nor the Strongsville, Ohio facilities were impacted.
     The workforce reduction will result in approximately $1,800,000 in annualized savings, including base salary, employee benefits, and related payroll taxes. It is estimated that these workforce reductions will result in a fourth quarter of fiscal year 2009 charge of approximately $400,000 for severance and other payroll-related expenses.
     Certain statements, including, without limitation, statements regarding the anticipated size of the Company’s workforce reductions and the estimated costs, savings and cash expenditures associated with the reduction described in this Current Report on Form 8-K are forward-looking statements within the scope of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, our financial performance and the implementations and results of our ongoing strategic initiatives. For a more detailed discussion of these and other risk factors, see Part I, Item 1A, Risk Factors and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, in our Form 10-K for the year ended June 30, 2008, which is incorporated herein by reference. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: April 2, 2009	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer